Lincoln Variable Insurance Products Trust LVIP Delaware Wealth Builder Fund Supplement Dated August 8, 2019 to the Statement of Additional Information dated May 1, 2019

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP Delaware Wealth Builder Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

At a meeting of the Board of Trustees (the “Board”) of the Lincoln Variable Insurance Products Trust (the “Trust”) held on December 4, 2018 (the “Meeting”), the Board approved an amendment to the sub-advisory agreement between Lincoln Investment Advisors Corporation, the Fund’s investment adviser, and Delaware Investments Fund Advisers (the “DIFA”), the Fund’s subadviser, permitting DIFA to engage sub-sub-advisers to provide certain sub-advisory services to the Fund. In addition, the Board approved separate sub-sub-advisory agreements at the Meeting between DIFA, and Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Funds Management Hong Kong Limited, and Macquarie Investment Management Austria Kapitalanlage (together the “Sub-Sub-Advisers”), each dated April 30, 2019. DIFA will continue to serve as sub-adviser to the Fund; the Sub-Sub-Advisers may provide services to the Fund as and to the extent the DIFA delegates its sub-advisory services to them from time to time. The Sub-Sub-Advisers have not begun providing services to the Fund. Each of the Sub-Sub-Advisers is an affiliate of DIFA. Shareholders of the Fund will receive a Joint Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about the Sub-Sub-Advisers.

Effective immediately, the information related to Delaware Investments Fund Advisers on page 41 of the SAI is deleted in its entirety and replaced with the following:

Delaware Investments Fund Advisers (“DIFA”) is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (MMHI). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited. Macquarie is a Sydney, Australia headquartered global provider of banking, financial, advisory, investment and funds management services (Macquarie). Macquarie Investment Management is the marketing name for MMHI and its subsidiaries. Pursuant to an amended sub-advisory agreement between LIAC and DIFA, DIFA may utilize sub-sub-advisers, as applicable, to provide certain sub-advisory services to the Fund it subadvises. Those sub-sub-advisers, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Funds Management Hong Kong Limited, and Macquarie Investment Management Austria Kapitalanlage, are affiliates of DIFA.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE